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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

        THE UNDERSIGNED, being a member of the Board of Directors of HAYES WHEELS INTERNATIONAL, INC., a Delaware corporation, does hereby nominate, constitute and appoint DANIEL M. SANDBERG, the Secretary of the Corporation and BARRY J. MILLER, the Assistant Secretary of the Corporation, and each of them, as the true and lawful agent and attorney-in-fact of the undersigned, with power to execute, in the name and on behalf of the undersigned, in his capacity as a director of the Corporation, the Annual Report on Form 10-K of the Corporation.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this nineteenth day of April 1996.

                                                 J. Anthony Gilroy
                                                 ----------------------------
                                                 J. Anthony Gilroy
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                               POWER OF ATTORNEY

        THE UNDERSIGNED, being a member of the Board of Directors of HAYES WHEELS INTERNATIONAL, INC., a Delaware corporation, does hereby nominate, constitute and appoint DANIEL M. SANDBERG, the Secretary of the Corporation and BARRY J. MILLER, the Assistant Secretary of the Corporation, and each of them, as the true and lawful agent and attorney-in-fact of the undersigned, with power to execute, in the name and on behalf of the undersigned, in his capacity as a director of the Corporation, the Annual Report on Form 10-K of the Corporation.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this nineteenth day of April 1996.

                                                 John S. Rodewig
                                                 ----------------------------
                                                 John S. Rodewig
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                               POWER OF ATTORNEY

        THE UNDERSIGNED, being a member of the Board of Directors of HAYES WHEELS INTERNATIONAL, INC., a Delaware corporation, does hereby nominate, constitute and appoint DANIEL M. SANDBERG, the Secretary of the Corporation and BARRY J. MILLER, the Assistant Secretary of the Corporation, and each of them, as the true and lawful agent and attorney-in-fact of the undersigned, with power to execute, in the name and on behalf of the undersigned, in his capacity as a director of the Corporation, the Annual Report on Form 10-K of the Corporation.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this nineteenth day of April 1996.

                                                 John E. Utley
                                                 ----------------------------
                                                 John E. Utley
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                               POWER OF ATTORNEY

        THE UNDERSIGNED, being a member of the Board of Directors of HAYES WHEELS INTERNATIONAL, INC., a Delaware corporation, does hereby nominate, constitute and appoint DANIEL M. SANDBERG, the Secretary of the Corporation and BARRY J. MILLER, the Assistant Secretary of the Corporation, and each of them, as the true and lawful agent and attorney-in-fact of the undersigned, with power to execute, in the name and on behalf of the undersigned, in his capacity as a director of the Corporation, the Annual Report on Form 10-K of the Corporation.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this nineteenth day of April 1996.

                                                 Kenneth L. Way
                                                 ----------------------------
                                                 Kenneth L. Way
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                               POWER OF ATTORNEY

        THE UNDERSIGNED, being a member of the Board of Directors of HAYES WHEELS INTERNATIONAL, INC., a Delaware corporation, does hereby nominate, constitute and appoint DANIEL M. SANDBERG, the Secretary of the Corporation and BARRY J. MILLER, the Assistant Secretary of the Corporation, and each of them, as the true and lawful agent and attorney-in-fact of the undersigned, with power to execute, in the name and on behalf of the undersigned, in his capacity as a director of the Corporation, the Annual Report on Form 10-K of the Corporation.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this nineteenth day of April 1996.

                                                 R. Cucuz
                                                 ----------------------------
                                                 R. Cucuz